SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)   July 18, 2000




                      PEOPLES-SIDNEY FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)




         Delaware                       0-22223                  31-1499862
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(State or other jurisdiction      (Commission File No.)      (IRS Employer
  of incorporation)                                          Identification No.)



101 E. Court Street, Sidney, Ohio                                  45365
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(Address of principal executive offices)                         (Zip Code)


         Registrant's telephone number, including area code:   (937) 492-6129
                                                              ---------------


                                       N/A
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         (Former name or former address, if changed since last report)

Item 5.  Other Events

         On July 18, 2000, Peoples-Sidney Financial Corporation (the "Company") issued the press release attached hereto as Exhibit 99, announcing the Company's earnings for the fourth quarter and the fiscal year ended June 30, 2000, as well as the declaration of a cash dividend.

Item 7.  Financial Statements and Exhibits

         (C)        Exhibits

          99       Press Release dated July 18, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PEOPLES-SIDNEY FINANCIAL CORPORATION




Date:    July 20, 2000                By:  /s/ Douglas Stewart
         -------------                     -------------------------------------
                                           Douglas Stewart, President and Chief
                                           Executive Officer